UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2022

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23071	31-1241495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2022, The Children’s Place, Inc. (the “Company”) announced that Sheamus Toal has been appointed Senior Vice President, Chief Financial Officer of the Company, effective November 7, 2022.

The Company and Mr. Toal have entered into a letter agreement (the “Letter Agreement”) that provides for Mr. Toal’s employment on an at-will basis and for (i) an annual base salary of $650,000, (ii) an annual performance-based cash bonus opportunity (at target) equal to 75% of base salary, (iii) a time-vested restricted stock unit award under the Company’s 2011 Equity Incentive Plan covering a number of shares of the Company’s common stock, par value $0.10 per share, having a fair market value on the date of grant of $1,700,000, which award will vest as to 25%, 25%, and 50%, respectively, of the shares comprising the award on the first, second and third anniversaries of the date of grant, provided Mr. Toal is employed by the Company on such anniversary dates, and (iv) a right to enter into an Amended and Restated Change in Control Severance Agreement in substantially the form provided to other senior executives of the Company.

The Letter Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the Company’s fiscal quarter ending October 29, 2022, and the information set forth above is qualified in its entirety by reference to the full text of the Letter Agreement.

Prior to joining the Company, since 2021, Mr. Toal, 53, was the Executive Vice President and Chief Financial Officer at Saatva, Inc., a digital e-commerce retailer, where he was responsible for all financial, accounting, planning and treasury functions. Prior to that position, Mr. Toal spent over 16 years with New York & Company where he held several senior level finance and operational positions as Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and Treasurer, culminating in his role as Chief Executive Officer from 2020 to 2021. He began his career in finance and accounting in positions of increasing responsibility with Footstar, Inc. and Standard Motors Products, Inc., and was a Manager with KPMG, LLP. He graduated Magna Cum Laude with a Bachelor of Science in Accounting from St. John’s University and is a Certified Public Accountant.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated October 24, 2022, issued by the Company regarding the appointment of Mr. Toal.

Forward Looking Statements

This Current Report on Form 8-K contains or references forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate”, “guidance”, and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 29, 2022. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions, the risks related to the COVID-19 pandemic, including the impact of the COVID-19 pandemic on our business or the economy in general (including decreased customer traffic, schools adopting remote and hybrid learning models, closures of businesses and other activities causing decreased demand for our products and negative impacts on our customers’ spending patterns due to decreased income or actual or perceived wealth, and the impact of legislation related to the COVID-19 pandemic, including any changes to such legislation), the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions and disruptions in the Company’s global supply chain, including resulting from the COVID-19 pandemic or other disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2022

THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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